UNITED STATES
			             SECURITIES AND EXCHANGE COMMISSION
     	            			WASHINGTON, D.C.  20549

                      					FORM 8 - K


                    					CURRENT REPORT


      PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
		                      			ACT OF 1934


                        		Date of Report
                 (Date of earliest event reported)

                       					May 13, 1996


                          ROSS SYSTEMS, INC.
        (Exact name of registrant as specified in its charter)


                              CALIFORNIA
     (State or other jurisdiction of incorporation or organization)


           	0-19092	                    94-2170198
     	Commission File Number	        (I.R.S. Employer
                                   Identification Number)


      	    			        555 Twin Dolphin Drive
			              Redwood City, California  94065
        		   (Address of principal executive offices)


                    					(415) 593-2500
		      (Registrant's telephone number, including area code)













Item 5.	Other Events

	On May 13, 1996, Ross Systems, Inc. issued the Press Release which is attached to this Form 8-K as Exhibit 1.


                    					* * * * * * *


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              				ROSS SYSTEMS, INC.



Date: May 20, 1996
				                             James A. Watts, Jr.
				                             Vice President, Finance and
				                             Administration and Chief
			                             	Financial Officer and Secretary






                          EXHIBIT 1



FOR MORE INFORMATION:
Dennis Vohs, Ross Systems (404) 851-1872
Don Campbell, Ross Systems (404) 851-1872


              				ROSS SYSTEMS ANNOUNCES THE
				                APPOINTMENT OF NEW CFO


ATLANTA, May 13, 1996 -- Ross Systems, Inc. (NASDAQ:ROSS), a leading provider of business software solutions for the client/server market, today announces that James A. Watts, Jr. Has been named Vice President and Chief Financial Officer for the Company. Watts will replace Selby "Bud" Little, III, who will leave the Company at the end of May. The Company made the decision to centralize its management team into a single location and to relocate the finance and accounting operations to that same location, Atlanta. For personal reasons, Mr. Little determined not to participate in the relocation.

"Bud Little made major contributions in the resolution of various issues that faced the Company during the past three years" said Dennis Vohs, Chairman and CEO of Ross Systems. "Without his efforts we would have not returned the Company to its current position. We expect to achieve significant operating efficiencies as a result of the relocation of our finance and accounting functions to the same location as the corporate management. This completes the migration of our corporate functions to Atlanta."

"We were extremely fortunate to attract an executive of Jim Watts' stature and experience. He brings significant expertise and experience to Ross Systems from both public accounting and industry," said Dennis Vohs. James Watts was a partner with Coopers & Lybrand and Deloitte & Touche for 23 years, during which time he worked with numerous public companies and managed a "High Technology" practice, as well as a Merger and Acquisition practice. During the past eight years, he has served as a CFO and CEO for three companies in the technology sector in Atlanta and Houston.

Ross Systems, Inc. Develops and markets a broad range of client server business solutions, including financials, manufacturing, maintenance, materials management, and human resources applications, as well as comprehensive application development products. Ross Systems products are available for the following open systems environments: Hewlett-Packard's MPE/iX and HP-UX; IBM's RS/6000; and Digital's Alpha architecture, OpenVMS and Digital UNIX. More than 2700 companies around the world use business solutions from Ross Systems to run their operations.

Ross Systems employs 450 professionals in offices around the world to serve its customers. Corporate headquarters are located at x1100 Johnson Ferry Road, Center Two, Suite 750, Atlanta, Ga
30342. Please visit Ross Systems World Wide Web site at http://www.rossinc.com.

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